Discontinued operations	12 Months Ended
Jun. 30, 2019
Disclosure of discontinued operations [abstract]
Discontinued operations
8. Discontinued operations

Accounting policies

Discontinued operations comprise disposal groups where they represent a major line of business or geographical area of operations or business activities that the group no longer participates in or did not form part of the group’s operations.

In the year ended 30 June 2017 discontinued operations comprised £55 million (net of deferred tax of £9 million), of additional amounts payable to the UK Thalidomide Trust, updates to the discount and inflation rates applied to the existing thalidomide provision and legal costs. Cash payments in the year ended 30 June 2017 in respect of the agreement were £31 million.